SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 19, 2003

Dollar General Corporation

(Exact Name of Registrant as Specified in Charter)

Tennessee	001-11421	61-0502302
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
100 Mission Ridge Goodlettsville, Tennessee	37072
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (615) 855-4000

ITEM 7.

FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)

Financial Statements.

None.

(b)

Pro Forma Financial Information.  None.

(c)

Exhibits.  See Exhibit Index immediately following the signature page hereto.

ITEM 9.

REGULATION FD DISCLOSURE

On September 19, 2003, Dollar General Corporation issued a news release regarding the naming of a new Executive Vice President of Store Operations. The news release is attached hereto as Exhibit 99 and incorporated by reference as if fully set forth herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 19, 2003	DOLLAR GENERAL CORPORATION

	By:	/s/ Susan S. Lanigan
Susan S. Lanigan Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.

Description

99

News release dated September 19, 2003 regarding Executive Vice President, Store Operations.